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                                                                   EXHIBIT 10.46

                                                        BLACKED-OUT TEXT OMITTED
                                                          AND SEPARATELY FILED
                                                        WITH THE SECURITIES AND
                                                          EXCHANGE COMMISSION

                             Amendment 1

      To that certain Purchase Agreement dated October 22, 1992 between Federal Express Corporation and Postal Air, Inc.

                               RECITALS

This Amendment (the "Amendment") is entered into by and between Federal Express Corporation ("Federal") and Postal Air, Inc. ("Buyer") and amends the Purchase Agreement dated as of October 22, 1992 (the "Purchase Agreement") by and between Federal and Buyer. Terms capitalized herein which are not otherwise defined in this Amendment shall have the meanings set forth for such terms as provided in the Purchase Agreement unless the context clearly requires otherwise.

1. Federal and Buyer entered into the Purchase Agreement, which specifies the purchase of Ten (10) Aircraft Kits from Federal by Buyer, and

2. A temporary restraining order by a Federal judge has resulted in the imposition of an "ANET contract Stop work order" by the U.S. Postal Service, which is affecting Buyer's ability to take delivery of Aircraft Kits according to the original dates specified in the Agreement, Buyer and Federal now therefore agree, in consideration of the foregoing and the mutual covenants contained herein, as follows:

     1. Exhibit C to the Purchase Agreement shall be replaced in its entirety with the following:

          A. Within Ten (10) business days following the lifting of the "ANET Contract Stop Work Order" by the U.S. Postal Service, or January 30, 1993, whichever date shall occur first, Buyer shall negotiate new delivery dates with Federal for Aircraft Kits for delivery not later than September 1993. Federal shall use best efforts to deliver Kits according to the schedule requested by Buyer, but shall not be obligated to provide any kits until 210 days after deposits are received from Buyer.

          B. Federal and Buyer agree to determine the Aircraft serial number for each kit not later than Sixty (60) days prior to the negotiated delivery dates. Buyer acknowledges its understanding that the normal FAA processing time for the Aircraft Flight Manual Supplements is 30-60 days and that Federal shall not be liable for any delays resulting from not receiving the above referenced information at least 60 days prior to the negotiated Kit delivery dates.


     2. Exhibit D, Paragraph II is replaced in its entirety with the following:

          A. Within Ten (10) days following the lifting of the "ANET Contract Stop Work Order" issued by the U.S. Postal Service in November 1992, or January 30, 1993, whichever date shall occur first,
               Buyer shall pay to Federal the non-refundable deposits of [BLACKOUT] per Kit required under the Agreement. The balance of the Purchase Price for each Kit shall be due at Delivery.
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                                                        BLACKED-OUT TEXT OMITTED
                                                          AND SEPARATELY FILED
                                                        WITH THE SECURITIES AND
                                                          EXCHANGE COMMISSION

          B. All payments shall be made by wire transfer in immediately available U.S. funds to the account of Federal Express Corporation, account number 0710784, at Union Planters National Bank (ABA number 084000084).

     3. Except as otherwise specified in this Amendment, all terms and conditions of the Purchase Agreement shall remain in full effect.

IN WITNESS WHEREOF, the Parties have signed this Amendment to the Agreement on this 17th day of November, 1992.



     APPROVED                         FEDERAL EXPRESS CORPORATION
 AS TO LEGAL FORM                     ("Federal")
/s/ CSB  11/17/92
- ------------------                    By:    JAMES R. PARKER
 LEGAL DEPARTMENT                        ------------------------------

                                      Name:  James R. Parker
                                      ---------------------------------

                                      Title: Vice President
                                      ---------------------------------


                                      POSTAL AIR, INC.
                                      ("Buyer")

                                      By:    TILMON J. REEVES
                                         ------------------------------
                                      Name:  Tilmon J. Reeves
                                      ---------------------------------

                                      Title: Vice President
                                      ---------------------------------